                                                                    Exhibit (e)

Variable Life Insurance Application Part 1  [_]Check here if applying for Additional Proposed Insured.

Genworth Life Insurance Company of New York
3100 Albert Lankford Drive
Lynchburg, VA 24501

--------------------------------------------------------------------------------

1. a. Insured (Last Name , First Name, Middle Initial,   b. Date of Birth (MM/DD/YYYY)
  Maiden Name)                                                         /        /
--------------------------------------------------------------------------------------

 c. Age d. Sex e. Marital Status f. Social Security/Tax ID No. g. Driver's License No./State
--------------------------------------------------------------------------------------------

 h. Home Telephone  i. State/Country of Birth j. Legal Citizenship [_] U.S. [_] Other
[_] Unlisted (    )                                                         (Specify)
-------------------------------------------------------------------------------------

  k. Residence Address (No. & St., City, State, Zip) l. How long at this address?
                                                               yrs.      mos.
---------------------------------------------------------------------------------

2. a. Occupation          b. Job Title--Duties (Be Specific) c. Employed By            d. Time Employed There
----------------------------------------------------------------------------------------------------------------
e. Business Address (No. & St., City, State, Zip)                                  f. Work Telephone
                                                                                      (      )
----------------------------------------------------------------------------------------------------------------
3. a. Secondary Addressee Name                               b. Address (No. & St., City, State, Zip)
----------------------------------------------------------------------------------------------------------------
4. a. Owner (Last , First, M.I.) (If Other than the Prop. Ins.) (If Trust,             b. Social Security/Tax ID
give full name of Trust, Trustee and date of trust agreement)
----------------------------------------------------------------------------------------------------------------
c. Address (No. & St., City, State, Zip)
----------------------------------------------------------------------------------------------------------------
5. a. Payor (Last Name, First, M.I.) (Always complete if different from 1.a. or 4.a.)
----------------------------------------------------------------------------------------------------------------
b. Billing Address (No. & St., City, State, Zip) (Always complete if different from 1.k. or 4.c.)
----------------------------------------------------------------------------------------------------------------
6. Beneficiary Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle: [_]

   Primary         Full Name (Last, First, M.I.)/Name  % of Share  Relationship  Age  Date of Trust
                   of Trust/Trustee
----------------------------------------------------------------------------------------------------
                  Address (No. & St., City, State, Zip)
----------------------------------------------------------------------------------------------------
[_] Primary        Full Name (Last, First, M.I.)/Name  % of Share  Relationship  Age  Date of Trust
[_] Contingent     of Trust/Trustee
----------------------------------------------------------------------------------------------------
                  Address (No. & St., City, State, Zip)
----------------------------------------------------------------------------------------------------
[_] Primary        Full Name (Last, First, M.I.)/Name  % of Share  Relationship  Age  Date of Trust
[_] Contingent     of Trust/Trustee
----------------------------------------------------------------------------------------------------
                   Address (No. & St., City, State, Zip)
----------------------------------------------------------------------------------------------------

7.a. Plan of Insurance

 -----------------------------------------------------------------------------
 b. Base Specified         Modified Base             Total Initial
   Amount $                Specified Amount $        Coverage $
 -----------------------------------------------------------------------------

c. Optional Benefits: Note - not all options available for all product types and in all states.
        [_]Accidental Death Benefit Rider    [_] Additional Proposed Insured    [_]Child Rider
        [_]4-Year Term                       [_]Waiver of COI
        [_]Other
-------------------------------------------------------------------------------------------------

d. Death Benefit Options                                     e. Rider Amounts (Please Complete Additional
(Elect One)                                                  Proposed Insured and/or Child Rider Section)
[_] Option A: Specified Amt. Plus Account Value (Increasing) 1. Additional Proposed Insured    2. Children (Maximum $10,000)
[_] Option B: Specified Amount (Level)                          $                                 $
[_] Other
-------------------------------------------------------------------------------------------------------------------------------

f. Policy Date       g. Life Insurance Test   h. Premium Mode:  [_] Monthly Bank Draft [_] Single Premium   [_] Gov. Allotment
   Requested           [_]GPT    [_] CVAT                       [_] Annually           [_] Semiannually     [_] Quarterly
------------------------------------------------------------------------------------------------------------------------------
i. Planned Periodic Premium Requested (Per    j. Initial Premium Paid with Application               k. Lump Sum
Mode Elected in h.)                           $                                                      $
$
------------------------------------------------------------------------------------------------------------------------------


17185NY 07/2001 Genworth Life Insurance Company of New York Page 1 of 6 To order use stock no * 17185NY 01/01/06

Variable Life Insurance Application Part 1

Continued

8. Proposed Insured's Insurance Needs (Complete either the Personal or Business section. Explain "Yes" answers in REMARKS.)

------------------------------------------------------------------------------------------------------------------------
[_]a. Personal:    [_]Income Replacement [_]Debt Repayment [_]Estate Conservation [_]Other (Explain)
------------------------------------------------------------------------------------------------------------------------
   1. Personal     Gross Annual          Total             Total                  Net
      Finances:    Income                Assets            Liabilities            Worth
------------------------------------------------------------------------------------------------------------------------
    2.Within the past 5 years, has the insured filed for bankruptcy or had any judgments or liens filed against him/
      her?  [_] Yes  [_] No
------------------------------------------------------------------------------------------------------------------------
[_]b. Business:    [_]Buy-Sell           [_]Key Employee   [_]Secure Credit       [_]Other (Explain)
------------------------------------------------------------------------------------------------------------------------
   1. Business     Total Assets          Total Liabilities Net Worth              % of the business  Gross Annual Salary
      Finances:                                                                   owned?             (include bonus)
------------------------------------------------------------------------------------------------------------------------
   2. Is business insurance applied for or in force on other key members of the business? (Explain either answer in
REMARKS.) [_] Yes    [_] No
   3. Within the past 5 years, has the business filed for bankruptcy or had any lien or judgments filed against it? [_]  Yes [_] No
------------------------------------------------------------------------------------------------------------------------

9.  Existing Insurance/Replacement (Explain "Yes" answers in REMARKS. Additional forms may be required.) Yes No
    a. Does proposed insured have existing life insurance or annuities?................................. [_] [_]
    b. If "Yes," to Question 9.a., will the insurance applied for in this application replace,
    end or change any existing life insurance or annuities?..                                            [_] [_]

List all existing life insurance policies and annuity contracts. For additional policies/contracts, use REMARKS.

       ---------------------------------------------------------------------
       Full Name of Company Replacing? $ Amount Year Issued Beneficiary(ies)
                            Yes   No
       ---------------------------------------------------------------------
                            [_]   [_]
       ---------------------------------------------------------------------
                            [_]   [_]
       ---------------------------------------------------------------------
                            [_]   [_]
       ---------------------------------------------------------------------

10. Tobacco and Nicotine Use

a. Mark the one item that best describes your history of tobacco and other
nicotine product use:    [_] Never Used     [_] Totally Stopped     [_] Use Now
b. If you have "Totally Stopped," indicate number of years since you totally stopped and give date and reason in REMARKS.

[_] Less Than 1 Yr. [_] 1 or more/less than 2 Yrs. [_] 2 or more/less than 3 Yrs. [_] 3 or more/less than 5 Yrs. [_] 5 or more Yrs.

11. History (Explain "Yes" answers in REMARKS.)                                                                   Yes No
    a.Do you have any other application or informal inquiry for life insurance pending in any company or society?................................................................................................... [_] [_]
    b.Have you ever had an application or reinstatement request for life or disability insurance refused, postponed, limited, withdrawn or cancelled, or have you been asked to pay a higher premium?................ [_] [_]
    c.Have you ever been convicted of a misdemeanor or felony?................................................... [_] [_]
    d.Have you ever requested or received a Worker's Compensation, Social Security or disability income payment, excluding a pregnancy-related payment?............................................................ [_] [_]
    e.In the past 5 years, has your driver's license been suspended or revoked?.................................. [_] [_]
    f.In the past 5 years, have you been convicted of, or pled guilty or no contest to, reckless driving or driving under the influence of alcohol or drugs?........................................................... [_] [_]
    g.In the past 5 years have you flown, or do you intend to fly, as a pilot, student pilot, or crew member other than for a scheduled commercial airline? (If "Yes," complete Aviation Supplement.)................... [_] [_]
    h.In the past 2 years have you engaged in, or do you intend to engage in, hang gliding, ultra-light flying, hot-air ballooning, mountain, rock, or ice climbing, motor vehicle or boat racing, or scuba or sky diving? (If "Yes," complete appropriate activities Supplement[s].)......................................... [_] [_]
    i.Do you intend to travel or reside outside of the U.S. or Canada? (If "Yes," complete Foreign
      Residence/Travel Supplement.).............................................................................. [_] [_]
    j.In the past 10 years have you been hospitalized or treated by a doctor or practitioner, for stroke, high blood pressure, heart trouble, circulatory problem; nervous system or mental disorder; drug or alcohol abuse; diabetes; tumor, cancer or other malignancy; disorder of the digestive system; kidney or liver disease?................................................................................................... [_] [_]
    k.In the past 10 years, have you had a diagnosis of AIDS (Acquired Immune Deficiency Syndrome)
      made by a member of the medical profession?................................................................ [_] [_]
-------------------------------------------------------------------------------------------------------------------------

12. REMARKS (For explanations and special requests. Identify applicable item number and letter. If additional space is needed, use an additional sheet of paper.)



--------------------------------------------------------------------------------

17185NY 07/2001 Genworth Life Insurance Company of New York Page 2 of 6 To order use stock no * 17185NY 01/01/06

Variable Life Insurance Application-Additional Proposed Insured Part 1

Continued

1. a. Insured (Last Name, First Name, Middle Initial, Maiden Name)       b. Date of Birth (MM/DD/YYYY)
                                                                                                /    /
------------------------------------------------------------------------------------------------------

c. Age d. Sex e. Marital Status f. Social Security/Tax ID No. g. Driver's License No./State
------------------------------------------------------------------------------------------------

h. Home Telephone i. State/Country of Birth     j. Legal Citizenship  [_] U.S.  [_] Other (Specify)
[_] Unlisted (  )
--------------------------------------------------------------------------------------------------------

k. Residence Address (No. & St., City, State, Zip)               l.How long at this address?
                                                                       yrs.          mos.
--------------------------------------------------------------------------------------------

2. a. Occupation                b. Job Title--Duties (Be Specific)    c. Employed By           d. Time Employed There
---------------------------------------------------------------------------------------------------------------------

e. Business Address (No. & St., City, State, Zip)                                                   f. Work Telephone
                                                                                                               (    )
---------------------------------------------------------------------------------------------------------------------
3. Beneficiary - for Additional Insured Rider only - does not apply to joint policies.
Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle:
---------------------------------------------------------------------------------------------------------------------

Primary          Full Name (Last, First, M.I.)/ % of Share            Relationship      Age        Date of Trust
                 Name of Trust/Trustee
---------------------------------------------------------------------------------------------------------------------

                 Address (No. & St., City, State,
                 Zip)
-----------------------------------------------------------------------------------------------------------------------

[_]Primary       Full Name (Last, First, M.I.)/ % of Share            Relationship      Age        Date of Trust
[_]Contingent    Name of Trust/Trustee
---------------------------------------------------------------------------------------------------------------------
                 Address (No. & St., City, State,
                 Zip)
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
4.Existing Insurance/Replacement (Explain "Yes" answers in REMARKS. Additional forms
  may be required.)                                                                               Yes No
   a. Does proposed insured have existing life insurance or annuities?........................... [_] [_]
   b. If "Yes," to Question 4.a., will the insurance applied for in this application replace, end or change any existing life insurance or annuities?.............................................. [_] [_]
List all existing life insurance policies and annuity contracts. For additional policies/contracts, use REMARKS.

-------------------------------------------------------------------------------------------------------------------------------
Full Name of Company                             Replacing?          $ Amount         Year Issued         Beneficiary(ies)

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                  Yes   No
-------------------------------------------------------------------------------------------------------------------------------
                                                  [_]  [_]
-------------------------------------------------------------------------------------------------------------------------------
                                                  [_]  [_]
-------------------------------------------------------------------------------------------------------------------------------
                                                  [_]  [_]
-------------------------------------------------------------------------------------------------------------------------------
5. Tobacco and Nicotine Use
a. Mark the one item that best describes your history of tobacco and other nicotine product use:  [_] Never Used    [_] Totally
  Stopped    [_] Use Now
b. If you have "Totally Stopped," indicate number of years since you totally stopped and give date and reason in REMARKS.

[_] Less Than 1 Yr. [_] 1 or more/less than 2 Yrs. [_]2 or more/less than 3 Yrs. [_]3 or more/less than 5 Yrs.  [_]5 or more Yrs.

-----------------------------------------------------------------------------------------------------------------------
6. History (Explain "Yes" answers in REMARKS.)                                                                  Yes No

    a.   Do you have any other application or informal inquiry for life insurance pending in any company or society?.............................................................................................. [_] [_]
    b.   Have you ever had an application or reinstatement request for life or disability insurance refused, postponed, limited, withdrawn or cancelled, or have you been asked to pay a higher premium?........... [_] [_]
    c.   Have you ever been convicted of a misdemeanor or felony?.............................................. [_] [_]
         d. Have you ever requested or received a Worker's Compensation, Social Security or disability income payment, excluding a pregnancy-related payment?................................................ [_] [_]
    e.   In the past 5 years, has your driver's license been suspended or revoked?............................. [_] [_]
    f.   In the past 5 years, have you been convicted of, or pled guilty or no contest to, reckless driving or driving under the influence of alcohol or drugs?...................................................... [_] [_]
    g.   In the past 5 years have you flown, or do you intend to fly, as a pilot, student pilot, or crew member other than for a scheduled commercial airline? (If "Yes," complete Aviation Supplement.).............. [_] [_]
    h.   In the past 2 years have you engaged in, or do you intend to engage in, hang gliding, ultra-light flying, hot-air ballooning, mountain, rock, or ice climbing, motor vehicle or boat racing, or scuba or sky diving? (If "Yes," complete appropriate activities Supplement[s].)................................ [_] [_]
    i.   Do you intend to travel or reside outside of the U.S. or Canada? (If "Yes," complete Foreign
         Residence/Travel Supplement.)......................................................................... [_] [_]
    j.   In the past 10 years have you been hospitalized or treated by a doctor or practitioner, for stroke, high blood pressure, heart trouble, circulatory problem; nervous system or mental disorder; drug or alcohol abuse; diabetes; tumor, cancer or other malignancy; disorder of the digestive system;
         kidney or liver disease?.............................................................................. [_] [_]
    k.   In the past 10 years, have you had a diagnosis of AIDS (Acquired Immune Deficiency Syndrome)
         made by a member of the medical profession?........................................................... [_] [_]
-----------------------------------------------------------------------------------------------------------------------
7. REMARKS (For explanations and special requests. Identify applicable item number and letter on an additional sheet of paper.)

17185NY 07/2001 Genworth Life Insurance Company of New York Page 3 of 6 To order use stock no * 17185NY 01/01/06

Application for Children's Term Life Insurance   No insurance will be provided on a child before age 15 days or after the child's 18th birthday. A child who is full-time student and who has not
Continued                                        yet attained his/her 22nd birthday may become an insured child.
---------------------------------------------------------------------------------------------------------------------------------

1. Proposed Insured Children (Eligible children include natural and legally adopted children of the Proposed Insured).

Name of Proposed Insured Child                         State      Date of Birth Height      Weight Social Security Number
(First, Middle, Last)          Sex        Relationship of Birth   (MM/DD/YYYY)  (ft./in)    (lbs.) (If assigned)
---------------------------------------------------------------------------------------------------------------------------
                                                                    /    /
---------------------------------------------------------------------------------------------------------------------------
                                                                    /    /
---------------------------------------------------------------------------------------------------------------------------
                                                                    /    /
---------------------------------------------------------------------------------------------------------------------------
                                                                    /    /
---------------------------------------------------------------------------------------------------------------------------
2.Proposed Insured Child's Existing Insurance/Replacement (Explain "Yes" answers in                         Yes     No
  REMARKS. Additional forms may be required.)
     a.Does any proposed insured child have existing life insurance or annuities?                           [_]     [_]
     b.If "Yes," to Question 3.a., will the insurance applied for in this application replace,              [_]     [_]
       end or change any existing life insurance or annuities?
         (If "Yes," you may be required to review and sign additional forms.)
List all existing life insurance policies and annuity contracts. For additional policies/contracts, use REMARKS.
                               Full Name               Replacing?
Child's Name                   of Company              Yes   No   $ Amount      Year Issued Beneficiary(ies)
---------------------------------------------------------------------------------------------------------------------------
                                                       [_]   [_]
---------------------------------------------------------------------------------------------------------------------------
                                                       [_]   [_]
---------------------------------------------------------------------------------------------------------------------------
                                                       [_]   [_]
---------------------------------------------------------------------------------------------------------------------------
Medical Information

Explain "Yes" answers in REMARKS. Identify condition and Proposed Insured Child to whom condition applies.
Include diagnoses, dates, durations, treatments and medications prescribed, and names and addresses of all attending care providers and treatment facilities.
                                                                                                            Yes     No
3.Has any Proposed Insured Child had, been told he or she had, or been treated for:

    a.heart murmur or disease of the heart or blood vessels?...........................................     [_]     [_]

    b.diabetes or disorder of the thyroid or other endocrine gland(s)?.................................     [_]     [_]

    c.deformity or congenital abnormality?.............................................................     [_]     [_]

    d.cancer or cancer-related disease?................................................................     [_]     [_]

    e.convulsions or seizures or any other neurological disorder?......................................     [_]     [_]

    f.disorder of the respiratory system?..............................................................     [_]     [_]

    g.disorder of the digestive or genitourinary systems?..............................................     [_]     [_]
4.Has any Proposed Insured Child:

    a.been examined by, received treatment from, or been advised to receive treatment from
      a care provider or medical facility for any reason during the past 5 years?......................     [_]     [_]

    b.ever been a patient in a treatment facility?.....................................................     [_]     [_]

    c.ever used alcoholic beverages or ever used any of the following other than as prescribed by a care provider: narcotics, stimulants, sedatives, hallucinogens, or any
      controlled substances?...........................................................................     [_]     [_]

5.In the past 10 years, has any Proposed Insured Child had a diagnosis of AIDS (Acquired
  Immune Deficiency Syndrome) or HIV (Human Immunodeficiency Virus) made by a
  member of the medical profession?........................................................................ [_]     [_]
---------------------------------------------------------------------------------------------------------------------------

6.REMARKS (For explanations and special requests. Identify applicable item number and letter, use an additional sheet of paper if necessary.)

17185NY 07/2001 Genworth Life Insurance Company of New York Page 4 of 6 To order use stock no * 17185NY 01/01/06

Variable Life Insurance Application Part 1

Continued
================================================================================

AGREEMENT

All answers to the questions in this application and any medical examinations required, are complete and true to the best of my knowledge and belief. No information has been furnished which is not recorded in those answers. I agree that:

1. The answers to those questions, together with this agreement, are the basis for issuing any policy. No information has been furnished which is not recorded in the answers.
2. Except as otherwise provided in the Temporary Insurance Agreement, insurance will be effective as of the date on the policy, but not until I pay the full first premium, while all persons proposed for insurance are insurable under the Company's published underwriting rules.
3. To the extent permitted by law, I waive all rights that control the disclosure of medical information.
4. The Company is not bound by any knowledge or statement made to any agent, broker or other representative unless set forth in this application.
5. I acknowledge receipt of, and I have read the Investigative Consumer Report Notice and the Medical Information Bureau Disclosure Notice.
6. No one, except the President or a Vice President of Genworth Life Insurance Company of New York (Genworth Life of New York) can make or change any contract of insurance.
7. This application is to be attached to and made a part of the policy.

AUTHORIZATION

I authorize any physician, medical professional, hospital, clinic or medical care institution, to disclose to Genworth Life of New York, its reinsurers, or any consumer reporting agency acting on its behalf, information about me. I also authorize the Medical Information Bureau, any consumer reporting agency, insurer, reinsurer, employer, relative, friend or neighbor to do likewise. The above parties are authorized to disclose information relating to employment, other insurance coverage, past and present physical and mental conditions, character, habits, avocations, finances, general reputation, credit and other personal characteristics.

I authorize Genworth Life of New York to obtain a copy of my motor vehicle record from the Department of Motor Vehicles or other appropriate state agency.

I understand that Genworth Life of New York will collect this information for the purpose of determining eligibility for insurance. I also understand that Genworth Life of New York may review this information in connection with claims that are later submitted to it.

I understand that I may request to receive, in writing, the specific reason for an adverse underwriting decision.

I agree that this authorization will be valid for twenty-six months from the date it is signed or for the duration of the claim.

I know that I, or my authorized representative, have a right to receive a copy of this authorization upon request. I agree that a photographic copy of this authorization is as valid as the original.

If an investigative consumer report is prepared in connection with my application, I request to be interviewed in connection with that report. [_]

Statement of Understanding                                                                             Yes No
1.Did you receive the policy prospectus for the plan of insurance requested?                           [_] [_]
2.Did you receive the fund prospectus for the subaccount(s) to which you are allocating premiums?      [_] [_]
3.Do you believe that this policy will meet your insurance needs and financial objectives?             [_] [_]
4.DO YOU UNDERSTAND THAT:
    A.THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR
      DECREASE, OR MAY EVEN BECOME ZERO, DEPENDING ON THE INVESTMENT
      RETURN OF THE INVESTMENT SUBACCOUNT?                                                             [_] [_]
    B.THE ACCOUNT VALUE MAY INCREASE OR DECREASE DEPENDING ON THE
      INVESTMENT RETURN OF THE INVESTMENT SUBACCOUNTS?                                                 [_] [_]
    C.AN ILLUSTRATION OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY VALUES
      AND CASH SURRENDER VALUES, IS AVAILABLE UPON REQUEST?                                            [_] [_]
--------------------------------------------------------------------------------------------------------------
City, State In Which Owner Signed Application
--------------------------------------------------------------------------------------------------------------
Signature of Proposed Insured (Parent if Proposed Insured Under 15 Years)                         Date
--------------------------------------------------------------------------------------------------------------
Signature of Additional Proposed Insured                                                          Date
--------------------------------------------------------------------------------------------------------------
Owner (if not Proposed Insured: Signature and any Title)                                          Date
--------------------------------------------------------------------------------------------------------------
Signature of Licensed Insurance Agent                                                             Date
--------------------------------------------------------------------------------------------------------------
Signature of Licensed Insurance Agent                                                             Date

================================================================================

17185NY 07/2001 Genworth Life Insurance Company of New York Page 5 of 6 To order use stock no * 17185NY 01/01/06

 Variable Life Insurance Application Agent's Report Complete Fully In All Cases

Continued

--------------------------------------------------------------------------------------------------------------------------------
1.  If this application is to be issued on Monthly Bank Draft basis, and added to an established account, give the
    Insured's name and policy number.
--------------------------------------------------------------------------------------------------------------------------------

2.  If we need to ask questions about this application, who can best answer them?


    Home Telephone                        Work Telephone                 Best Time to
    [      ]                              [      ]                       Call            [_] AM  [_] PM
-------------------------------------------------------------------------------------------------------------
3.  Is the primary purpose of sale for business?      [_] Yes  [_] No

    [_] A. Split Dollar* [_] B. Deferred  [_] C. Executive  [_] D. Key   [_] E. Business [_] F. Secure Credit
                             Compensation     Bonus             Employee     Buy-Out

        *If split        [_] Endorsement  [_] Coll. Assign. [_] ER Pay   [_] Other
        dollar:                                                 All
-------------------------------------------------------------------------------------------------------------
4.  How long and how well have you known the insured? (If related, give relationship.)
-------------------------------------------------------------------------------------------------------------

STATEMENT

Do you have knowledge or reason to believe that replacement of insurance is involved? [_] Yes [_] No

If "Yes," explain and submit a completed replacement form where required.

I represent that: (1) [_] I have personally seen [_] I have not personally seen (*) all the persons proposed for insurance; (2) I have truly and accurately recorded on this application the information as supplied by the Proposed Insured, the Additional Proposed Insured and/or the Owner/Applicant; (3) to the best of my knowledge and belief there is nothing adversely affecting the insurability of any of the persons proposed for insurance other than as indicated in this application.

--------------------------------------------------------------------------------

*Explain

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------

 Agent/Broker Name (First, Middle, Last)               Social Security/Tax ID No.
 -----------------------------------------------------------------------------------

 Address (No. & St., City, State, Zip)
 -----------------------------------------------------------------------------------

 Telephone                                    Email
 [      ]
 -----------------------------------------------------------------------------------

 Agent/Broker Code                            Managing Agency/Brokerage
 -----------------------------------------------------------------------------------

 Comm. Split %                                Comm.

                                                          [_] NT  [_] T  [_]L  [_]HT
 -----------------------------------------------------------------------------------

 Agent/Broker Signature (First, Middle, Last)                Date
 -----------------------------------------------------------------------------------

 Agent/Broker Name                                     Social Security/Tax ID No.
 -----------------------------------------------------------------------------------

 Address (No. & St., City, State, Zip)
 -----------------------------------------------------------------------------------

 Telephone                                    Email
 [      ]
 -----------------------------------------------------------------------------------

 Agent/Broker Code                            Managing Agency/Brokerage
 -----------------------------------------------------------------------------------

 Comm. Split %                                Comm.

                                                          [_] NT  [_] T  [_]L  [_]HT
 -----------------------------------------------------------------------------------
 Agent/Broker Signature                                      Date
 -----------------------------------------------------------------------------------

17185NY 07/2001 Genworth Life Insurance Company of New York Page 6 of 6 To order use stock no * 17185NY 01/01/06